SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


         Delaware                    027455                      58-2422929
         --------                    ------                      ----------
(State or other Jurisdiction  (Commission File No.)           (I.R.S. Employer
       of Incorporation)                                     Identification No.)


         233 Peachtree Street, N.E.                         30303
         Harris Tower, Suite 1700,                       (Zip Code)
              Atlanta, Georgia
  (Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure.


     On January 15, 2003, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing its financial and operating results for its fourth quarter and fiscal year ended September 30, 2002, and the filing of its Annual Report on Form 10-K.

     A copy of the press release referenced above is attached hereto as Exhibit 99.1.



Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

       Exhibit No.     Description

       99.1            Press Release of AirGate PCS, Inc. dated January 15, 2003

                                                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AIRGATE PCS, INC.


Date: January 16, 2003
                                          By:  /s/ William H. Seippel
                                             -----------------------------------
                                              William H. Seippel
                                              Chief Financial Officer